EXECUTIVE AGREEMENT

This  Executive  Agreement  (“Agreement”),  effective  January  1,  2018,  is  executed  on  January  20,

2019,  by  and  between  Parallax  Health  Sciences,  Inc.,  a  Nevada  corporation,  (the  ‘Company”),  and

MJ  Management  Services,  Inc.,  a  Delaware  corporation,  1702  Delaware  Avenue,  Santa  Monica,  CA

90404  (“MJ  Management”),  for  services  provided  by  Calli  R.  Bucci  (the  “Executive”),  hereinafter,

collectively, the Parties.

WITNESSETH:

WHEREAS,  the  Company  is  engaged  in  the  medical  diagnostics  technology,  behavioral  health  and related  businesses,  including  but  not  limited  to  hardware  and  software  development  and  sales  for

healthcare,    and    information    technology    (the    “Technologies”);    and    conducts    research,

experimentation,   development,   and   exploitation   of   related   technologies   and   engages   in   other

businesses; and

WHEREAS,  Executive  has  provided  services  as  Chief  Financial  Officer  of  the  Company  since

November 2012, and has served as a member of the board of directors since December 2016; and

WHEREAS,   the   Company   desires   to   continue   to   have   Executive   provide   services   as   Chief

Financial  Officer  of  the  Company,  and  Executive  desires  to  provide  services  to  the  Company  in such capacities pursuant to the terms and conditions hereinafter set forth.

NOW  THEREFORE,  in  consideration  of  the  foregoing  and  the  mutual  promises  and  covenants herein contained, it is agreed as follows:

1.    DUTIES AND RESPONSIBILITIES

a.    The  Company  hereby  retains  the  services  of  Executive  in  the  role  of  Chief  Financial

Officer of the Company.  Subject at all times to the direction of the Board of Directors and the  Chief  Executive  Officer  and  President  of  the  Company,  Executive  shall  have  direct responsibility  over  financial  accounting  and  SEC  reporting,  operational  budgeting,  sales costing  analysis,  billing,  and  auditor  interfacing.  Executive  will  also  perform  other  services and duties as the Board of Directors and/or the Chief Executive Officer shall determine.

b.   Executive   currently   holds   the   position   of   Secretary   and   Treasurer   of   the   Company.

Executive  shall  serve,  by  mutual  consent,  in  these  or  such  other  positions  and  offices  of  the

Company  and  its  affiliates,  if  selected,  without  any  additional  compensation,  except  in connection with paragraph 1.c, and as set forth in paragraph 5.a.iii.

c.    The Parties acknowledge that, for various reasons discussed between the parties, a change in the  Executive’s  role  of  Chief  Financial  Officer  may  be  required  by  either  party  in  the  future.

In  this  event,  Executive  shall,  by  mutual  consent,  continue  to  provide  services  to  the

Company   in   a   consultant   capacity   to   be   further   defined,   the   provisions   of   which   are

consistent with the terms and conditions set forth in this Agreement, unless otherwise clearly defined.

2.   PERFORMANCE

Executive  hereby  accepts  the  position  offered  by  the  Company,  upon  the  terms  and  conditions contained herein, and agrees that during the Term of this Agreement, as defined in section 4, the

Executive,   as   Chief   Financial   Officer,   shall   devote   substantially   all   of   her   business   time,

attention,  and  energies  to  the  business  of  the  Company,  with  an  average  minimum  of  forty  (40)

hours  per  week.  Executive’s  duties  shall  be  performed  at  Executive’s  home  office  located  in

Santa  Monica,  California,  or,  when  required,  she  shall  be  present  on  the  Company’s  premises located  in  Santa  Monica,  California,  and  engaged  in  service  to  or  on  behalf  of  the  Company  at such times, except during vacations, regular business holidays or weekends.

During  the  Term  of  this  Agreement,  as  defined  in  section  4,  Executive  will  not  perform  any

services   for   any   other   business   entity,   whether   such   entity   conducts   a   business   which   is

competitive  with  the  business  of  the  Company  or  is  engaged  in  any  other  business  activity;

provided,  however,  that  nothing  herein  contained  shall  be  construed  as  (a)  preventing  Executive from  investing  her  personal  assets  in  any  business  or  businesses  which  do  not  compete  directly or  indirectly  with  the  Company,  provided  such  investment  or  investments  do  not  require  any services on her part in the operation of the affairs of the entity in which such investment is made and  in  which  her  participation  is  solely  that  of  an  investor,  (b)  preventing  Executive  from purchasing  securities  in  any  corporation  whose  securities  are  regularly  traded,  if  such  purchases shall  not  result  in  her  owning  beneficially,  at  any  time,  more  than  5%  of  the  equity  securities  of any  corporation  engaged  in  a  business  which  is  competitive,  directly  or  indirectly,  to  that  of  the

Company,  (c)  preventing  Executive  from  engaging  in  any  other  activities,  if  she  receives  the prior written approval of the Board of Directors of the Company with respect to her engaging in such  activities;  with  exception  to  her  role  as  Chief  Financial  Officer  of  the  Company’s  wholly

owned   subsidiaries   and   any   official   position   Executive   may   hold   with   PearTrack   Security

Systems, Inc. and its subsidiaries.

3.   RECORDS

In  connection  with  her  engagement  hereunder,  Executive  shall  accurately  maintain  and  preserve all  notes  and  records  generated  by  the  Company  which  relate  to  the  Company  and  its  business and shall make all such reports, written if required, as the Company may reasonably require.

4.   TERM

The  initial  term  of  this  Agreement  shall  be  for  one  twelve-month  period  (the  “Initial  Term”),  to commence  on  January  1,  2018,  and  end  twelve  months  from  the  date  of  this  Agreement.

Thereafter,  the  Agreement  shall  automatically  be  extended  for  successive  twelve-month  periods

(the  “Subsequent  Term(s)”),  unless  either  party  elects  not  to  renew  this  Agreement  for  any  year by  providing  written  notice  a  minimum  of  thirty  (30)  days  prior  to  the  end  of  the  most  recent twelve-month  period.  If  the  Executive  is  not  retained  for  a  Subsequent  Term,  the  Executive shall have the right to a one-year severance agreement (“Severance Period”) at the prevailing rate of  compensation  (“Severance  Pay”).  A  twelve-month  period  shall  be  deemed  a  Contract  Year.

For  the  purposes  of  this  Agreement,  the  Term  (the  “Term”)  shall  be  defined  as  the  Initial  Term and  any  Subsequent  Term(s),  collectively.  Non-renewal  of  the  Agreement  by  the  Company  shall be  deemed  a  termination  pursuant  to  Section  15.a.  For  all  compensation  and  benefit  purposes,

other  than  those  specifically  addressed  herein,  the  Executive  shall  be  deemed  to  have  been

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continually employed with the Company under this Agreement from January 1, 2018.

5.   COMPENSATION

As  full  compensation  for  the  performance  of  her  duties  on  behalf  of  the  Company,  Executive shall be compensated as follows:

a.    Base Compensation

The Company shall pay the Executive:

i.     while   holding   the   role   of   Chief   Financial   Officer,   a   Base   Compensation   (“Base

Compensation”)  at  the  rate  of  Two  Hundred  Sixteen  Thousand  Dollars  ($216,000)

during  the  first-year  of  the  Initial  Term  hereof;  payable  monthly  by  the  5th  day  of  each month.

ii.    If    this    Agreement    is    renewed    for    Subsequent    Term(s),    the    Executive’s    Base

Compensation as Chief Financial Officer shall be increased pursuant to a) a minimum of

Ten-Percent  (10%)  per  year  (the  “Minimum  Increase”),  or  b)  as  the  Board  of  Directors

shall  determine  if  in  excess  to  the  Minimum  Increase.   Future  Compensation  increases

will be subject to mutual agreement in accordance with job performance.

iii.   If  Executive  leaves  the  role  of  Chief  Financial  Officer  in  accordance  with  paragraph  1.c above, but remains with the Company in a consultant capacity:

A.   a  minimum  retainer  of  Ten  Thousand  Dollars  ($10,000)  per  month  for  services provided, up to eighty (80) hours per month, payable monthly by the 5th day of each month; and

B.   $100 per hour for each additional hour above eighty (80) hours per month, but in no event  to  exceed  an  additional  Ten  Thousand  Dollars  ($10,000)  per  month,  for  a

maximum   total   monthly   compensation   of   Twenty   Thousand   Dollars   ($20,000).

Executive  shall  provide  monthly  invoices  to  the  Company  for  additional  hours worked each month, upon receipt of which the Company shall remit payment.

b.   Execution   Bonus   Upon   execution   of   this   Agreement,   Executive   shall   receive   a   non-

refundable,  fully  vested  Execution  Bonus  of  one  hundred  thousand  dollars  ($100,000)  in return for Executive entering into this Agreement.

c.    Annual  Bonus.  In  addition  to  the  Base  Compensation,  Executive  will  be  eligible  for  an annual  performance  bonus  of  between  ten  percent  (10%)  and  twenty  five  percent  (25%)  of the  Base  Compensation  in  any  given  year,  to  be  payable  upon  achievement  of  performance goals and objectives to be mutually agreed upon  by  the  Executive and  the  Company’s  Board of Directors in advance of the relevant performance period.

d.    Other  Meritorious  Adjustments.  The  Board  of  Directors  may,  in  their  sole  discretion,

consider  other  meritorious  adjustments  in  compensation,  or  a  bonus,  under  appropriate

circumstances,   including   the   conception   of   valuable   or   unique   inventions,   processes,

discoveries or improvements capable of profitable exploitation.

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e.    Payment    All  cash  payments  to  Executive  under  this  Agreement  shall  be  made  to  MJ

Management Services, Inc., its heirs, successors or assigns.

6.   EQUITY

a.    Incentive  Stock  Options.  Executive  may  be  granted  stock  options  during  the  Term  of  this

Agreement  as  determined  by  the  Company’s  Board  of  Directors  from  time  to  time,  subject

to  subsections  6.c  and  6.d  below.    Executive  shall  be  granted  the  following  initial  stock options upon execution of this Agreement:

i.     1,000,000  shares  of  the  Company’s  common  stock  at  an  exercise  price  of  $0.25  per

share.   The  options  shall  be  exercisable  for  a  period  of  five  (5)  years,  shall  vest  quarterly over the Initial Term of the Agreement, and are subject to subsections 6.d and 6.e below.

ii.    In  the  event  this  Agreement  is  renewed  for  Subsequent  Term(s),  Executive  shall  be granted  options  to  purchase  1,000,000  shares  of  the  Company’s  common  stock  at  an exercise  price  of  the  average  market  price  of  the  Company’s  common  stock  over  a period of thirty (30) days prior to the date of the grant, for each additional Contract Year

of  this  Agreement.   The  options  shall  be  exercisable  for  a  period  of  five  (5)  years,  shall vest  quarterly  over  each  additional  Contract  Year,  and  are  subject  to  subsections  6.d  and

6.e below.

b.   10b5-1  Trading  Plans  When  an  average  five  (5)  day  trading  of  PRLX  common  stock  is greater than 100,000 shares per day, the Company intends on instituting trading plans, which will, among other things, restrict Executive from trading more than 10,000 shares per day or selling more than $100,000 in any given month.

c.    Change of Control.  In the event of a merger, acquisition or sale transaction by the Company which  causes  a  Change  of  Control  of  the  Company  (the  “Control  Change”),  any  stock options,  stock  grant  or  award,  or  similar  securities  held  beneficially  by  the  Executive  shall

automatically  become  fully  vested.   For  purposes  of  this  Section  6.e,  Control  Change  shall mean the occurrence of any of the following events:

i.     a  majority  of  the  outstanding  voting  stock  of  the  Company  is  acquired  or  beneficially owned  by  any  person  (other  than  the  Company  or  a  subsidiary  of  the  Company)  or  any two  or  more  persons  acting  as  a  partnership,  limited  partnership,  syndicate  or  other group,  entity  or  association  acting  in  concert  for  the  purpose  of  voting,  acquiring,

holding, or disposing of voting stock of the Company; or

ii.    a  merger  or  a  consolidation  of  the  Company  with  or  into  another  corporation,  other than:

A.   a merger or consolidation with a subsidiary of the Company, or

B.   a  merger  or  consolidation  in  which  the  holders  of  voting  stock  of  the  Company immediately prior to the merger as a class hold immediately after the merger at least a majority  of  all  outstanding  voting  power  of  the  surviving  or  resulting  corporation  or its parent; or

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iii.   a  statutory  exchange  of  shares  of  one  or  more  classes  or  series  of  outstanding  voting stock  of  the  Company  for  cash,  securities,  or  other  property,  other  than  an  exchange  in which  the  holders  of  voting  stock  of  the  Company  immediately  prior  to  the  exchange  as a  class  hold  immediately  after  the  exchange  at  least  a  majority  of  all  outstanding  voting power of the entity with which the Company stock is being exchanged; or

iv.   the  sale  or  other  disposition  of  all  or  substantially  all  of  the  assets  of  the  Company,  in one  transaction  or  a  series  of  transactions,  other  than  a  sale  or  disposition  in  which  the holders  of  voting  stock  of  the  Company  immediately  prior  to  the  sale  or  disposition  as  a class  hold  immediately  after  the  exchange  at  least  a  majority  of  all  outstanding  voting power of the entity to which the assets of the Company are being sold.

7.   BUSINESS EXPENSES

The Company also shall reimburse the Executive for all business expenses incurred by Executive in  the  performance  of  her  duties  hereunder,  or  advanced/paid  by  Executive  on  behalf  of  the

Company,  including,  but  not  limited  to,  travel  on  business,  attending  technical  and  business meetings,  professional  activities,  and  customer  entertainment,  such  reimbursement  to  be  made in accordance with regular Company policy and within a reasonable period following Executive’s presentation of the details of, and proof of, such expenses.

8.   FRINGE BENEFITS

a.    During  the  Term  of  this  Agreement,  the  Executive  shall  be  entitled  to  receive  from  the

Company up to $5,000 for the initial lease of a vehicle, and a vehicle allowance of $1,000 per month  thereafter,  subject  to  future  increases  as  may  be  granted  to  other  senior  executives.

The  Company  shall  pay  for  or  reimburse  Executive  for  expenses  regarding  the  operation,

insurance  and  routine  maintenance  of  such  vehicle,  including  deductibles,  fuel,  parking,  tolls and car washes.

b.   During  the  Term  of  this  Agreement,  the  Company  shall  provide,  at  its  sole  expense,

hospitalization,  major  medical,  life  insurance  and  other  fringe  benefits  on  the  same  terms and  conditions  as  it  shall  afford  other  senior  management  Executives.  Nothing  herein  shall require Executive to obtain or maintain such coverage.

c.    During the Term of this Agreement, the Company shall provide paid vacation, to Executive,

which  accrues  from  the  date  of  execution  of  this  Agreement.  The  annual  paid  vacation earned for each Contract Year shall be calculated  on  a  forty  (40)  hour  work  week  as  follows:

(i) four (4) weeks per Contract Year for the first two (2) Contract Years; (ii) six (6) weeks per

Contract  Year  for  more  than  two  (2)  and  up  to  seven  (7)  Contract  Years;  and  (iii)  eight  (8)

weeks per Contract Year for more than seven (7) Contact Years.

9.   SUBSIDIARIES

For the purposes of this Agreement all references  to business products, services and sales of the

Company shall include those of the Company’s affiliates.

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10.  INVENTORIES: SHOP RIGHTS

a.    All systems, inventions, discoveries, apparatus, techniques, methods, know-how, formulae or

improvements   made,   developed   or   conceived   by   Executive   during   the   Term   of   this

Agreement  ,  whenever  or  wherever  made,  developed  or  conceived,  and  whether  or  not during business hours, which constitute an improvement, on those heretofore, now or at any during  Executive’s  employment,  developed,  manufactured  or  used  by  the  Company  in connection with the manufacture, process or marketing of any product heretofore or now or hereafter  developed  or  distributed  by  the  Company,  or  any  services  to  be  performed  by  the

Company  or  of  any  product  which  shall  or  could  reasonably  be  manufactured  or  developed or  marketed  in  the  reasonable  expansion  of  the  Company’s  business,  shall  be  and  continue to  remain  the  Company’s  exclusive  property,  without  any  added  compensation  or  any reimbursement  for  expenses  to  Executive,  and  upon  the  conception  of  any  and  every  such invention,  process,  discovery  or  improvement  and  without  waiting  to  perfect  or  complete  it,

Executive  promises  and  agrees  that  Executive  will  immediately  disclose  it  to  the  Company and to no one else and thenceforth will treat it as the property and secret of the Company.

b.   Executive  will  also  execute  any  instruments  requested  from  time  to  time  by  the  Company  to vest in it complete title and ownership to such invention, discovery or improvement and will,

at  the  request  of  the  Company,  do  such  acts  and  execute  such  instrument  as  the  Company may  require,  but  at  the  Company’s  expense  to  obtain  Letters  of  Patent,  trademarks  or copyrights  in  the  United  States  and  foreign  countries,  for  such  invention,  discovery  or improvement  and  for  the  purpose  of  vesting  title  thereto  in  the  Company,  all  without  any reimbursement  for  expenses  (except  as  provided  in  Section  7  or  otherwise)  and  without  any additional compensation of any kind to Executive.

11.  CONFIDENTIAL INFORMATION and TRADE SECRETS

a.    All Confidential Information shall be the sole property of the Company.   Executive will not,

during  the  period  of  her  employment  and  for  a  period  ending  two  years  after  termination  of her  employment  for  any  reason,  disclose  to  any  person  or  entity  or  use  or  otherwise  exploit for Executive’s own benefit or for the benefit of any other person or entity any Confidential

Information  which  is  disclosed  to  Executive  or  which  becomes  known  to  Executive  in  the course of her employment with the Company without the prior written consent of an officer of  the  Company  except  as  may  be  necessary  and  appropriate  in  the  ordinary  course  of performing  her  duties  to  the  Company  during  the  period  of  her  employment  with  the

Company. For purposes of this Section 11.a, “Confidential Information” shall mean any data or  information  belonging  to  the  Company,  other  than  Trade  Secrets,  that  is  of  value  to  the

Company and is not generally known to competitors of the Company or to the public, and is

maintained   confidential   by   the   Company,   including   but   not   limited   to   non-public

information  about  the  Company’s  clients,  executives,  key  contractors  and  other  contractors and  information  with  respect  to  its  products,  designs,  services,  strategies,  pricing,  processes,

procedures,   research,   development,   inventions,   improvements,   purchasing,   accounting,

engineering  and  marketing  (including  any  discussions  or  negotiations  with  any  third  parties).

Notwithstanding   the   foregoing,   no   information   will   be   deemed   to   be   Confidential

Information unless such information is treated by the Company as confidential and shall not include  any  data  or  information  of  the  Company  that  has  been  voluntarily  disclosed  to  the public  by  the  Company  (except  where  such  public  disclosure  has  been  made  without  the

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authorization  of  the  Company),  or  that  has  been  independently  developed  and  disclosed  by others, or that otherwise enters the public domain through lawful means.

b.   All  Trade  Secrets  shall  be  the  sole  property  of  the  Company.  Executive  agrees  that  during

her   employment   with   the   Company   and   after   its   termination,   Executive   will   keep   in

confidence and trust and will not use or disclose any Trade Secret or anything relating to any

Trade  Secret,  or  deliver  any  Trade  Secret,  to  any  person  or  entity  outside  the  Company

without  the  prior  written  consent  of  an  officer  of  the  Company.    For  purposes  of  this

Section  11.b,  “Trade  Secrets”  shall  mean  any  scientific,  technical  and  non-technical  data,

information,  formula,  pattern,  compilation,  program,  device,  method,  technique,  drawing,

process,  financial  data,  financial  plan,  product plan  or  list  of  actual  or  potential  customers  or vendors  and  suppliers  of  the  Company  or  any  portion  or  part  thereof,  whether  or  not copyrightable  or  patentable,  that  is  of  value  to  the  Company  and  is  not  generally  known  to competitors  of  the  Company  or  to  the  public,  and  whose  confidentiality  is  maintained,

including  unpatented  and  un-copyrighted  information  relating  to  the  Company’s  products,

information   concerning   proposed   new   products   or   services,   market   feasibility   studies,

proposed  or  existing  marketing  techniques  or  plans  and  customer  consumption  data,  usage or  load  data,  and  any  other  information  that  constitutes  a  trade  secret,  as  such  term  as defined  in  the  Official  Code  of  Nevada  Annotated,  in  each  case  to  the  extent  that  the

Company,  as  the  context  requires,  derives  economic  value,  actual  or  potential,  from  such information  not  being  generally  known  to,  and  not  being  readily  ascertainable  by  proper means  by,  other  persons  or  entities  who  can  obtain  economic  value  from  its  disclosure  or use.

12.  NON-SOLICITATION OF EXECUTIVES

During  the  Term  of  this  Agreement  and  for  one  year  thereafter,  Executive  will  not  cause  or attempt  to  cause  any  Executive  of  the  Company  to  cease  working  for  the  Company  to  retain

employment  with  another  Company  that  is  a  competitor  of  the  Company’s.    However,  this

obligation   shall   not   affect   any   responsibility   Executive   may   have   as   an   Executive   of   the

Company with respect to the bona fide hiring and firing of the Company’s personnel.

13.  NON-SOLICITATION OF CUSTOMERS AND PROSPECTIVE CUSTOMERS

Executive  will  not,  during  the  period  of  her  employment  and  for  a  period  ending  two  (2)  years after the termination of her employment for any reason, directly or indirectly, solicit the business of  any  customer  for  the  purpose  of,  or  with  the  intention  of,  selling  or  providing  to  such customer  any  product  or  service  in  competition  with  any  product  or  service  sold  or  provided  by the  Company  during  the  twelve  (12)  months  immediately  preceding  the  termination  of  this

Agreement with the Company.

14.  NON-COMPETITION

Executive  agrees  that  during  her  employment  with  the  Company,  Executive  will  not  engage  in any  employment,  business,  or  activity  that  is  in  any  way  competitive  with  the  business  or

proposed   business   of   the   Company,   and   Executive   will   not   assist   any   other   person   or

organization  in  competing  with  the  Company  or  in  preparing  to  engage  in  competition  with  the business  or  proposed  business  of  the  Company.  The  provisions  of  this  paragraph  shall  apply

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both  during  normal  working  hours  and  at  all  other  times  including,  without  limitation,  nights,

weekends and vacation time, while Executive is employed with the Company.

15.  TERMINATION

Executive’s position with the Company may be terminated as follows:

a.    Termination Without Just Cause.

i.     The  Company,  in  its  sole  discretion,  may  terminate  this  Agreement  for  any  reason without  Just  Cause  (as  defined  below),  at  any  time,  by  giving  written  notice  to  Executive of  such  intent  at  least  thirty  (30)  days  in  advance  of  the  effective  date  of  termination;

provided, during all that thirty (30) day notice period, the Company, in its sole discretion,

may modify, reduce or eliminate Executive’s duties hereunder.

ii.    If  the  Company  terminates  this  Agreement  hereunder  without  Just  Cause  the  Company shall  continue  to  pay  to  Executive  her  then-current  Base  Compensation,  plus  accrued but  unpaid  vacation  time,  accrued  but  unpaid  benefits,  and  reimbursement  of  all  unpaid

business   expenses   (in   each   case,   as   of   the   date   of   termination)   (collectively   the

“Continued  Benefits”)  for  a  period  of  the  greater  of  (a)  twelve  (12)  months;  or  (b)  the remainder  of  the  Initial  Term  or  Subsequent  Term,  whichever  the  case  may  be  (the

“Continuation  Period”).    Executive  shall  be  entitled  to  continued  participation  in  all medical and disability plans, to the extent such plans are provided by the Company at the date  of  termination,  at  the  same  benefit  level  at  which  she  was  participating  on  the  date of termination of this Agreement until the expiration of the Continuation Period.

b.   Termination With Just Cause.

i.     The  Company  may  immediately  terminate  this  Agreement  hereunder  for  Just  Cause  (as

defined  below)  at  any  time  upon  delivery  of  written  notice  to  Executive.   For  purposes

of this Agreement, the phrase “Just Cause” means:

A.   Executive’s material fraud, gross malfeasance, gross negligence, or willful misconduct done in bad faith, with respect to the Company’s business affairs;

B.   Executive’s   refusal   or   repeated   failure   to   follow   the   Company’s   established

reasonable and lawful policies of the Company;

C.   Executive’s material breach of this Agreement; or

D.  Executive’s conviction of a felony or crime involving moral turpitude.

ii.    A  termination  of  Executive  for  Just  Cause  based  on  clause  A,  B  or  C  of  the  preceding sentence  will  take  effect  thirty  (30)  days  after  Executive  receives  from  the  Company written  notice  of  its  intent  to  terminate  this  Agreement  and  the  Company’s  description of the alleged cause, unless Executive, in the good-faith opinion of the Company, during such 30-day period, remedies the events or circumstances constituting Just Cause.

Parallax Health Sciences, Inc.

Executive Agreement

Calli R. Bucci

iii.   If this Agreement hereunder is terminated by the Company for Just Cause, the Company will  be  required  to  pay  to  Executive  only  that  portion  of  her  Base  Compensation,

accrued  vacation,  and  to  the  extent  required  under  the  terms  of  any  benefit  plan  or  this

Agreement,  the  vested  portion  of  any  benefit  under  such  plan,  all  as  earned  through  the date of termination.

c.    Termination For Good Reason.

i.     Executive  may  terminate  employment  hereunder  For  Good  Reason  (as  defined  below),

at  any  time,  by  giving  written  notice  to  the  Company  of  such  intent  at  least  thirty  (30)

days in advance of the effective date of termination. For purposes of this Agreement, the phrase “For Good Reason” means:

A.   any reduction in duties, responsibility, position or compensation;

B.   the Company’s material breach of this Agreement; or

C.   the Company’s refusal or failure to establish and follow lawful policies and practices.

ii.    If  Executive  terminates  employment  hereunder  For  Good  Reason,  the  Company  shall continue  to  pay  to  Executive  the  Continued  Benefits  for  the  Continuation  Period.

Executive  shall  be  entitled  to  continued  participation  in  all  medical  and  disability  plans,

to the extent such plans are provided by the Company, at the same benefit level at which she was participating on the date of termination of this Agreement until the expiration of the Continuation Period.

d.    Termination due to Disability and Death.

This  Agreement  hereunder  will  be  terminated  immediately  upon  Executive’s  disability  (as

determined  for  purposes  of  the  Company’s  long-term  disability  plan)  or  death.    If  this

Agreement is terminated due to such disability or death, the Company will be required to pay

Executive  or  Executive’s  estate,  as  the  case  may  be,  in  addition  to  the  amounts  payable under  the  Company’s  short-term  and  long-term  disability  plans  or  life  insurance  plans  (as applicable),  only  her  Base  Compensation  and  accrued  vacation,  earned  through  the  date  of termination,  any  unreimbursed  business  expenses,  and  to  the  extent  required  under  the terms  of  any  benefit  plan  or  this  Agreement,  the  vested  portion  of  any  benefit  under  such

plan.    Executive  or  Executive’s  estate,  as  the  case  may  be,  will  not  by  operation  of  this provision  forfeit  any  rights  in  which  Executive  is  vested  at  the  time  of  Executive’s  disability or death.

e.    Services after Termination

In  the  event  this  Agreement  is  terminated  pursuant  to  paragraphs  15a,  Executive  will,  in good  faith,  remain  available  to  the  Company  during  the  Severance  Period  for  any  needs  the

Company  may  have  in  connection  with  the  Company’s  pending  litigation  matters,  or  other matters  concerning  the  Company  and  its  subsidiaries,  as  reasonably  requested  from  time  to time.  Executive  will,  as  needed,  devote  up  to  five  (5)  hours  per  week  performing  such services  requested  by  the  Company  during  the  Severance  Period  at  no  cost  to  the  Company.

Parallax Health Sciences, Inc.

Executive Agreement

Calli R. Bucci

In  the  event  the  Company  desires  Executive  to  devote  time  in  excess  of  five  (5)  hours  per week,  the  Company  shall  pay  Executive  at  the  rate  of  (i)  $100  per  hour  for  each  hour  over five  (5)  hours  per  week  of  services  performed;  and  (ii)  all  reasonable  out-of-pocket  expenses incurred  in  performing  such  services,  provided  the  expenses  have  been  approved  by  the

Company  in  writing  in  advance.  For  services  provided  under  this  paragraph,  Executive  will provide the Company with a monthly invoice that will include the date(s) and hours worked,

and  expenses  incurred,  which  shall  include  copies  of  receipts  for  expenses.   The  Company

shall   remit   payment   to   Executive   within   fifteen   (15)   days   of   receipt   of   invoice   from

Executive.  The  parties  hereto  acknowledge  that  but  for  this  paragraph,  Executive  is  not

required   to   render   the   services   during   the   Severance   Period.     In   no   event   shall   the

Executive’s   Severance   Pay   be   reduced   for   services   provided   by   Executive   under   this

paragraph.

16.  INDEMNIFICATION

In  addition  to  any  rights  Executive  may  have  under  the  Company's  charter  or  by-laws,  the

Company  agrees  to  indemnify  Executive  and  hold  Executive  harmless,  both  during  the  Term and  thereafter,  against  all  costs,  expenses  (including,  without  limitation,  fines,  excise  taxes  and attorneys'  and  accountants’  fees)  and  liabilities  (other  than  settlements  to  which  the  Company does  not  consent,  which  consent  shall  not  be  unreasonably  withheld)  (collectively,  "Losses")

reasonably   incurred   by   Executive   in   connection   with   any   claim,   action,   proceeding   or

investigation brought against or involving Executive with respect to, arising out of or in any way relating  to  Executive's  position  with  the  Company  or  Executive's  service  as  a  director  of  the

Company;  provided,  however,  that  the  Company  shall  not  be  required  to  indemnify  Executive for  Losses  incurred  as  a  result  of  Executive's  intentional  misconduct  or  gross  negligence  (other than matters  where Executive acted in good faith and in a manner she reasonably believed to be in  and  not  opposed  to  the  Company's  best  interests).  Executive  shall  promptly  notify  the

Company   of   any   claim,   action,   proceeding   or   investigation   under   this   paragraph   and   the

Company  shall  be  entitled  to  participate  in  the  defense  of  any  such  claim,  action,  proceeding  or investigation and, if it so chooses, to assume the defense with counsel selected by the Company;

provided   that   Executive   shall   have   the   right   to   employ   counsel   to   represent   him   (at   the

Company's  expense)  if  Company  counsel  would  have  a  "conflict  of  interest"  in  representing both  the  Company  and  Executive.  The  Company  shall  not  settle  or  compromise  any  claim,

action,  proceeding  or  investigation  without  Executive's  consent,  which  consent  shall  not  be

unreasonably   withheld;   provided,   however,   that   such   consent   shall   not   be   required   if   the

settlement  entails  only  the  payment  of  money  and  the  Company  fully  indemnifies  Executive  in connection  therewith.  The  Company  further  agrees  to  advance  any  and  all  expenses  (including,

without  limitation,  the  fees  and  expenses  of  counsel)  reasonably  incurred  by  the  Executive  in connection with any such claim, action, proceeding or investigation. If the Company maintains a policy  of  directors'  and  officers'  liability  insurance,  the  Executive  will  be  covered  under  the

policy   and,   notwithstanding   the   expiration   or   earlier   termination   of   this   Agreement,   the

Company   shall   maintain   coverage   for   the   Executive   for   a   period   of   time   following   such

expiration  or  earlier  termination  equal  to  the  statute  of  limitations  for  any  claim  that  may  be asserted  against  Executive  for  which  coverage  is  available  under  such  directors'  and  officers'

liability  insurance  policy.  The  provisions  of  this  paragraph  shall  survive  the  termination  of  this

Agreement for any reason.

Parallax Health Sciences, Inc.

Executive Agreement

Calli R. Bucci

17.  NOTICE

Any  notice  required  or  permitted  hereunder  shall  be  made  in  writing  (i)  either  by  actual  delivery of the notice into the hands of the party hereunder entitled, or (ii) by the mailing of the notice in the  United  States  mail,  certified  mail,  return  receipt  requested,  all  postage  prepaid  and  addressed to  the  party  to  whom  the  notice  is  to  be  given  at  the  party’s  respective  address  set  forth  below,

or  such  other  address  as  the  parties  may  from  time  to  time  designate  by  written  notice  as provided  herein  and  (iii)  via  email  to  the  email  address  provided  or  facsimile  to  the  fax  number

provided  by  the  Parties  below  with  a  confirmation  receipt.   Notice  will  hereby  be  deemed  to  be

satisfied via the delivery of any of the methods listed above.

If to the Company:

Parallax Health Sciences, Inc.

1327 Ocean Avenue, Suite B

Santa Monica, CA 90401

If to Executive:

MJ Management Services, Inc.

1702 Delaware Avenue

Santa Monica, CA 90404

mjmgmt@roadrunner.com

The  notice  shall  be  deemed  to  be  received  in  case  (i)  on  the  date  of  actual  receipt  by  the  party and in case (ii) three days following the date of the mailing.

18.  INJUNCTION

a.    Should  Executive  at  any  time  reveal,  or  threaten  to  reveal,  any  such  secret  knowledge  or information, or during any restricted period engage, or threaten to engage, in any business in competition  with  that  of  the  Company,  or  perform,  or  threaten  to  perform,  any  services  for anyone  engaged  in  such  competitive  business,  or  in  any  way  violate,  or  threaten  to  violate,

any  of  the  provisions  of  this  Agreement,  the  Company  shall  be  entitled  to  an  injunction restraining  Executive  from  doing,  or  continuing  to  do,  or  performing  any  such  acts;  and

Executive hereby consents to the issuance of such an injunction.

b.   In  the  event  that  a  proceeding  is  brought  in  equity  to  enforce  the  provisions  of  this

Paragraph,  Executive  shall  not  argue  as  a  defense  that  there  is  an  adequate  remedy  at  law,

nor  shall  the  Company  be  prevented  from  seeking  any  other  remedies  which  may  be available.

c.    The  existence  of  any  claim  or  cause  of  action  by  the  Company  against  Executive,  or  by

Executive against the Company, whether predicated upon this Agreement or otherwise, shall not  constitute  a  defense  to  the  enforcement  by  the  Company  of  the  foregoing  restrictive covenants but shall be litigated separately.

Parallax Health Sciences, Inc.

Executive Agreement

Calli R. Bucci

19.  ARBITRATION

a.    In  the  event  that  there  shall  be  a  dispute  (a  “Dispute”)  among  the  parties  arising  out  of  or relating  to  this  Agreement,  or  the  breach  thereof,  the  parties  agree  that  such  dispute  shall  be resolved  by  final  and  binding  arbitration  before  a  single  arbitrator  in  Los  Angeles,  CA,

administered  by  the  American  Arbitration  Association  (the  “AAA”),  in  accordance  with

AAA’s  Employment  ADR  Rules.   The  arbitrator’s  decision  shall  be  final  and  binding  upon the parties, and may be entered and enforced in any court of competent jurisdiction by either

of  the  parties.    The  arbitrator  shall  have  the  power  to  grant  temporary,  preliminary  and permanent relief, including without limitation, injunctive relief and specific performance.

b.   The  Company  will  pay  the  direct  costs  and  expenses  of  the  arbitration,  including  arbitration

and  arbitrator  fees.   Except  as  otherwise  provided  by  statute,  Executive  and  the  Company are responsible for their respective attorneys’ fees incurred in connection with enforcing this

Agreement.    Executive  and  the  Company  agree  that,  to  the  extent  permitted  by  law,  the arbitrator  may,  in  his  or  her  discretion,  award  reasonable  attorneys’  fees  to  the  prevailing party.

20.  MISCELLANEOUS

a.    If any provision of this Agreement shall be declared, by a court of competent jurisdiction, to

be   invalid,   illegal   or   incapable   of   being   enforced   in   whole   or   in   part,   the   remaining

conditions  and  provisions  or  portions  thereof  shall  nevertheless  remain  in  full  force  and effect  and  enforceable  to  the  extent  they  are  valid,  legal  and  enforceable,  and  no  provision shall be deemed dependent upon any covenant or provision so expressed herein.

b.   The  parties  hereto  have  made  no  agreements,  representations  or  warranties  relating  to  the subject  matter  of  this  Agreement  which  are  not  set  forth  herein.  The  provisions  of  this

Agreement  may  not  be  amended,  supplemented,  waived,  or  changed  orally,  but  only  in

writing   and   signed   by   the   party   as   to   whom   enforcement   of   any   such   amendment,

supplement,   waiver,   or   modification   is   sought   and   making   specific   reference   to   this

Agreement.

c.    The  rights,  benefits,  duties  and  obligations  under  this  Agreement  shall  inure  to,  and  be binding  upon,  the  Company,  its  successors  and  assigns,  and  upon  MJ  Management,  its successors  and  assigns,  and  the  Executive  and  her  legal  representatives,  heirs  and  legatees.

The   performance   of   the   Executive’s   obligations   hereunder   may   not   be   transferred   or

assigned by MJ Management or the Executive.

d.    The  failure  of  either  party  to  insist  upon  the  strict  performance  of  any  of  the  terms,

conditions   and   provisions   of   this   Agreement   shall   not   be   construed   as   a   waiver   or

relinquishment  of  future  compliance  therewith,  and  said  terms,  conditions  and  provisions shall  remain  in  full  force  and  effect.  No  waiver  of  any  term  or  condition  of  this  Agreement,

on  the  part  of  either  party,  shall  be  effective  for  any  purpose  whatsoever  unless  such  waiver is in writing and signed by such party.

e.    This Agreement shall be construed and governed by the laws of the State of California.

Parallax Health Sciences, Inc.

Executive Agreement

Calli R. Bucci

IN WITNESS WHEREOF, this Executive Agreement is dated as of the date first written above.

On Behalf of the Company:

PARALLAX HEALTH SCIENCES, INC.

By:    /s/ Paul R. Arena

Paul R. Arena

Chief Executive Officer

On Behalf of the Executive

MJ MANAGEMENT SERVICES, INC.

By:    /s/ Calli R. Bucci

Calli R. Bucci

Executive

Parallax Health Sciences, Inc.

Executive Agreement

Calli R. Bucci